                                                                    Exhibit 99.1


                     HARMONIC ANNOUNCES FIRST QUARTER RESULTS
                      Year-Over-Year Revenue Increased 49%


SUNNYVALE, CALIF. -- APRIL 22, 2004 -- Harmonic Inc. (Nasdaq: HLIT) today announced its results for the quarter ended April 2, 2004.

For the first quarter of 2004, the Company reported net sales of $55.1 million, up 49% from $37.0 million in the first quarter of 2003. The strong year-over-year revenue growth reflected increased shipments to cable and satellite customers worldwide. International sales represented 33% of total sales for the first quarter of 2004, up from 30% in the previous quarter, due to improvements in certain international markets and the expected seasonal slowdown in domestic sales in the first quarter.

The Company's CS division, which designs, manufactures and markets digital headend systems for a number of markets, had divisional net sales of $35.8 million in the first quarter of 2004, up from $24.0 million in the same period of 2003. The BAN division, which designs, manufactures and markets fiber optic products primarily for broadband cable networks, had divisional net sales of $19.3 million in the first quarter of 2004, up from $13.0 million in the same period of 2003.

"We are pleased with our strong sales improvement in the first quarter, which is typically our slowest period for the year," said Anthony J. Ley, Chairman, President and Chief Executive Officer. "Our domestic cable customers continue to gradually deploy video-on-demand (VOD), high-definition (HD) programming, more digital channels and IP services. We are also encouraged by the growing interest in VOD and HD among our international cable customers in Asia and Europe, as well as our satellite customers' plans to offer more HD and local channels."

"While the timing of customer deployments remains difficult to predict, we continue to see intensifying competition between cable and satellite operators, which drives the need for both more bandwidth capacity and better bandwidth management. Moreover, we believe that the telcos are continuing to explore how they can best offer a competitive array of quality digital video services in the coming years. We believe increasing competition between operators, combined with the ever-increasing bandwidth and technical requirements of new residential and business services, will fuel growing demand for our fiber optic and digital products in 2004 and beyond."

The GAAP net loss for the first quarter of 2004 was $2.6 million or $0.04 per share, compared to a net loss of $11.7 million or $0.19 per share for the same period of 2003. The GAAP results for the first quarter includes a credit relating to the sale of previously reserved inventory of $0.7 million. Excluding the benefits described above and the effects of non-cash accounting charges for the amortization of intangibles, the non-GAAP net income for the first quarter of 2003 was $0.2 million or $0.00 per share. This compares to a non-GAAP net loss of $9.3 million or $0.15 per share for the same period of 2003.

At the end of the first quarter of 2004, the Company had cash, cash equivalents and short-term investments of $108.4 million, compared to $112.6 million at the end of 2003.

Harmonic's conference call regarding its first quarter 2004 results will be held today at 2:00 p.m. Pacific (5:00 p.m. Eastern) on April 22, 2004. A listen-only broadcast of the conference call can be accessed on the Company's website at www.harmonicinc.com or by calling +1 - 415 - 908 - 4707 (Reservation No. 21180558). The replay will be available after 5:00 p.m. on April 22, 2004 at the same website address or by calling +1 - 402 - 977 - 9140 (Reservation No. 21180558).

ABOUT HARMONIC INC.

Harmonic Inc. is a leading provider of digital video, broadband optical networking and IP delivery systems to cable, satellite, telecom and broadcast network operators. Harmonic's open standards-based solutions for the headend through the last mile enable customers to develop new revenue sources and a competitive advantage by offering powerful interactive video, voice and data services such as video-on-demand, high definition digital television, telephony and Internet access.

Harmonic (Nasdaq: HLIT) is headquartered in Sunnyvale, California with R&D, sales and system integration centers worldwide. The Company's customers, including many of the world's largest communications providers, deliver services in virtually every country. Visit www.harmonicinc.com for more information.

   This press release contains forward-looking statements within the meaning of
   Section 27(a) of the Securities Act of 1933 and Section 21(e) of the Securities Exchange Act of 1934, including statements related to our domestic cable customers' gradual deployment of VOD, HD programming, more digital channels and IP services; growing interest in VOD and HD among our international cable customers in Asia and Europe; our satellite customers' plans to offer more HD and local channels; intensifying competition between cable and satellite operators, which drives the need for both more bandwidth capacity and better bandwidth management; our belief that the telcos are continuing to explore how they can best offer a competitive array of quality digital video services in the coming years; our belief that increasing competition between operators, combined with the ever-increasing bandwidth and technical requirements of new residential and business services, will fuel growing demand for our fiber optic and digital products in 2004 and beyond. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include delays or decreases in capital spending in the cable and satellite industry, customer concentration and consolidation, general economic conditions, market acceptance of new or existing Harmonic products, losses of one or more key customers, risks associated with Harmonic's international operations, inventory management problems, the effect of competition, difficulties associated with rapid technological changes in Harmonic's markets, the need to introduce new and enhanced products, and risks associated with a cyclical and unpredictable sales cycle. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission including its Annual Report filed on Form 10-K for the year ended December 31, 2003, its quarterly reports on Form 10-Q and its current reports on Form 8-K. Harmonic does not undertake to update any forward-looking statements.


EDITOR'S NOTE: PRODUCT AND COMPANY NAMES USED HERE ARE TRADEMARKS OR REGISTERED
               TRADEMARKS OF THEIR RESPECTIVE COMPANIES.

                                  HARMONIC INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                              APRIL 2, 2004   DECEMBER 31, 2003
                                                              -------------   -----------------
                                                                (UNAUDITED)
Assets
Current assets:
   Cash and cash equivalents                                   $    36,826       $    41,877
   Short-term investments                                           71,540            70,720
   Accounts receivable, net                                         32,360            38,528
   Inventories                                                      28,323            22,425
   Prepaid expenses and other current assets                         6,134             6,196
                                                               -----------       -----------

      Total current assets                                         175,183           179,746

Property and equipment, net                                         22,555            23,458

Intangibles and other assets                                        18,037            21,522
                                                               -----------       -----------

                                                               $   215,775       $   224,726
                                                               ===========       ===========

Liabilities and stockholders' equity
Current liabilities:
   Current portion of long-term debt                           $       882       $     1,027
Accounts payable                                                    15,180            14,863
   Income taxes payable                                              6,924             6,935
   Deferred revenue                                                  6,986            11,712
   Accrued liabilities                                              46,968            49,820
                                                               -----------       -----------

      Total current liabilities                                     76,940            84,357
                                                               -----------       -----------

Long-term debt, less current portion                                   581               629
Accrued excess facilities costs                                     27,603            28,627
Other non-current liabilities                                        5,231             4,952
                                                               -----------       -----------

   Total liabilities                                               110,355           118,565
                                                               -----------       -----------

Stockholders' equity:
   Common stock                                                  2,038,559         2,036,593
   Accumulated deficit                                          (1,933,135)       (1,930,558)
   Accumulated other comprehensive income                               (4)              126
                                                               -----------       -----------

      Total stockholders' equity                                   105,420           106,161
                                                               -----------       -----------

                                                               $   215,775       $   224,726
                                                               ===========       ===========

                                  HARMONIC INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                           THREE MONTHS ENDED
                                      -----------------------------
                                      APRIL 2, 2004  MARCH 28, 2003
                                      -------------  --------------

Net sales                                $ 55,106       $ 37,041

Cost of sales                              33,219         26,294
                                         --------       --------

Gross profit                               21,887         10,747
                                         --------       --------

Operating expenses:
Research and development                    8,850          8,503
Selling, general and administrative        13,994         12,063
Amortization of intangibles                 1,933          1,933
                                         --------       --------

Total operating expenses                   24,777         22,499
                                         --------       --------

Loss from operations                       (2,890)       (11,752)

Interest and other income, net                413            185
                                         --------       --------

Loss before income taxes                   (2,477)       (11,567)

Provision for income taxes                    100            100
                                         --------       --------

Net loss                                 $ (2,577)      $(11,667)
                                         ========       ========

Net loss per share
   Basic                                 $  (0.04)      $  (0.19)
                                         ========       ========

   Diluted                               $  (0.04)      $  (0.19)
                                         ========       ========

Weighted average shares
   Basic                                   71,713         60,456
                                         ========       ========

   Diluted                                 71,713         60,456
                                         ========       ========

                                  HARMONIC INC.
          NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                  THREE MONTHS ENDED
                                             ------------------------------
                                             APRIL 2, 2004   MARCH 28, 2003
                                             -------------   --------------

Net sales                                       $ 55,106       $ 37,041

Cost of sales                                     32,346         25,811
                                                --------       --------

Gross profit                                      22,760         11,230
                                                --------       --------

Operating expenses:
   Research and development                        8,850          8,503
   Selling, general and administrative            13,994         12,063
                                                --------       --------

Total operating expenses                          22,844         20,566
                                                --------       --------

Non-GAAP loss from operations                        (84)        (9,336)

Interest and other income, net                       413            185
                                                --------       --------

Non-GAAP income/(loss) before income taxes           329         (9,151)

Provision for income taxes                           100            100
                                                --------       --------

Non-GAAP net income/(loss)                      $    229       $ (9,251)
                                                ========       ========

Non-GAAP net income(loss) per share
      Basic                                     $   0.00       $  (0.15)
                                                ========       ========

      Diluted                                   $   0.00       $  (0.15)
                                                ========       ========

Weighted average shares
      Basic                                       71,713         60,456
                                                ========       ========

      Diluted                                     73,346         60,456
                                                ========       ========

1. These Non-GAAP Condensed Consolidated Statements of Operations are provided to enhance overall understanding of our current financial performance and our prospects for the future. The presentation of this Non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP and is not necessarily comparable to Non-GAAP results published by other companies. A table reconciling the Non-GAAP net income/(loss) to the GAAP net income/(loss) follows below.


                                  HARMONIC INC.
                  NON-GAAP TO GAAP INCOME (LOSS) RECONCILIATION
                                   (UNAUDITED)


                                                   THREE MONTHS ENDED
                                              -----------------------------
  (In thousands)                              APRIL 2, 2004  MARCH 28, 2003
  --------------                              -------------  --------------
Non-GAAP net income (loss)                      $    229       $ (9,251)
Items charged to cost of sales:
Amortization of intangibles                       (1,540)        (1,540)
Realized margin on reserved product sold             667          1,057
                                                --------       --------
    Total of charges to cost of sales               (873)          (483)
                                                --------       --------
Items charged to operating expenses:
Amortization of intangibles                       (1,933)        (1,933)
                                                --------       --------
    Total of charges to operating expenses        (1,933)        (1,933)
                                                --------       --------
GAAP net loss                                   $ (2,577)      $(11,667)
                                                ========       ========